EXHIBIT 10.5

AGREEMENT

THIS AGREEMENT dated the 9th day of October, 2002.

BETWEEN:

                LOCKE B. GOLDSMITH, of Suite 301, 1855 Balsam Street,
                Vancouver, BC

                (hereinafter called "Goldsmith")

                                                                      OF THE FIRST PART

AND:

                CLIVE de LARRABEITI, of South Lodge, Paxhill Park, Lindfield,
                West Sussex, UK

                (hereinafter called "De Larrabeiti")

                                                                                                             OF THE SECOND PART
                (collectively referred to as the "Parties")

WHEREAS:

A.     Goldsmith owns the title of the mineral interest in claims of Silver Stone 1, 2, 3, 4, 5 and 6, in the Mining Division of Slocan, British Columbia and the information related to these claims.

B.     De Larrabeiti wishes to acquire these titles of the mineral interest and obtain the related information from Goldsmith.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the Parties agree as follows:

1.     Goldsmith agrees to sell and De Larrabeiti agrees to purchase the following mineral titles:

a)      Silver Stone 1, Tenure No. 301217, 100% of Title being sold;
b)      Silver Stone 2, Tenure No. 301218, 100% of Title being sold;
c)      Silver Stone 3, Tenure No. 301225, 100% of Title being sold;
d)      Silver Stone 4, Tenure No. 301226, 100% of Title being sold;
e)      Silver Stone 5, Tenure No. 301227, 100% of Title being sold;
f)      Silver Stone 6, Tenure No. 301228, 100% of Title being sold;

2.     Goldsmith agrees to provide to De Larrabeiti information related to these mineral claims.

3.     The Parties agrees that De Larrabeiti shall pay to Goldsmith a total amount of CDN $600 in cash on the date of this Agreement.

IN WITNESS WHEREOF the parties hereto have executed this agreement the day and year first above written.

Locke B. Goldsmith

in the presence of:

/s/ D. Alex Caldwell"
Witness Name - Signature

D. Alex Caldwell
Witness Name - Print

/s/ "Locke B. Goldsmith"___

LOCKE B. GOLDSMITH

602 - 595 Howe Street
Address

Vancouver, BC
City, Province

Corporate Secretary
Occupation

Clive de Larrabeiti
in the presence of:

/s/ "B.M. de Larrabeiti"
Witness Name - Signature

B. de Larrabeiti
Witness Name - Print

/s/ "Clive de Larrabeiti"

South Lodge, Paxhill Park                CLIVE de LARRABEITI

Address

Lindfield, W. Sussex, UK
City, Province

Teacher
Occupation